Exhibit 99.2

                     THIRD CONSENT TO THE HOLDINGS GUARANTY

            THIRD CONSENT TO THE HOLDINGS GUARANTY (the "Consent"), dated as of July 16, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :

            WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to provide certain consents to the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A. Consent

      1. Notwithstanding anything to the contrary contained in the Credit Agreement or the Holdings Guaranty, TARCO shall be permitted to liquidate or cause to be liquidated Drayton Company Limited, its wholly-owned Subsidiary, and to provide an indemnity to the liquidator of such subsidiary for damages incurred by the liquidator in connection with such liquidation.

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      2. Notwithstanding anything to the contrary contained in the Credit
Agreement or the Holdings Guaranty, Holdings shall be permitted to liquidate or cause to be liquidated its Subsidiaries, Trenwick Services Ltd. and Trenwick Guaranty Insurance Company Ltd., and to provide an indemnity to each liquidator of such subsidiaries for damages incurred by each such liquidator in connection with such liquidations.

      3. Notwithstanding anything to the contrary contained in the Credit Agreement or the Holdings Guaranty, Holdings may form or cause to be formed Trenwick Underwriting France S.A., a wholly owned French Subsidiary of Trenwick UK Holdings Limited; provided that such new Subsidiary may only engage in business activities or operations, own any assets or incur or suffer to exist any liabilities to the extent required to do so in connection with the potential sale of Trenwick International Limited.

B. Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Consent, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Consent Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Consent Effective Date, in each case after giving effect to this Amendment.

            2. This Consent is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Consent shall become effective on the date (the "Consent Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower, the Account Party and the Required Banks have consented to the Waiver to the Credit Agreement, dated as of July 16, 2003.

            5. From and after the Consent Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *


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            IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed and delivered as of the date first above written.

                                        TRENWICK GROUP LTD.


                                        By: /s/ Alan L. Hunte
                                            ------------------------------------
                                            Name:  Alan L. Hunte
                                            Title: Chief Financial Officer

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                  [Bank Signature Pages Intentionally Omitted]

         [Signature Page to the Third Consent to the Holdings Guarantee]